                                                             FINANCIAL STATEMENTS
                                                                           PAGE 1

                                                     SOUTHERN OHIO COAL COMPANY
                                                            BALANCE SHEET
                                                          December 31, 1998
                                                           (in thousands)
                                                            Pro Forma
                                                Per Books  Adjustments  Pro Forma
ASSETS

MINING PLANT:
  Mining Plant in Service . . . . . . . . . . .   $377,002                $377,002
  Accumulated Depreciation and Amortization . .    241,071                 241,071
                                                  --------                --------

          NET MINING PLANT. . . . . . . . . . .    135,931                 135,931
                                                  --------                --------

OTHER PROPERTY AND INVESTMENTS. . . . . . . . .     87,652                  87,652
                                                  --------                --------

CURRENT ASSETS:
  Cash and Cash Equivalents . . . . . . . . . .      4,500   $(15,807)     (11,307)*
  Accounts Receivable:
    General . . . . . . . . . . . . . . . . . .      3,607                   3,607
    Affiliated Companies. . . . . . . . . . . .      9,015                   9,015
  Coal. . . . . . . . . . . . . . . . . . . . .      1,794                   1,794
  Materials and Supplies. . . . . . . . . . . .     10,819                  10,819
  Accrued Tax Benefit . . . . . . . . . . . . .      1,753                   1,753
  Other . . . . . . . . . . . . . . . . . . . .        644                     644
                                                  --------   --------     --------

          TOTAL CURRENT ASSETS. . . . . . . . .     32,132    (15,807)      16,325
                                                  --------   --------     --------

REGULATORY ASSETS . . . . . . . . . . . . . . .     41,167                  41,167
                                                  --------                --------

DEFERRED CHARGES. . . . . . . . . . . . . . . .      3,192                   3,192
                                                  --------   --------     --------

            TOTAL . . . . . . . . . . . . . . .   $300,074   $(15,807)    $284,267
                                                  ========   ========     ========

The Pro Forma Adjustments are shown on Page 3 of these Financial Statements.

* The proposed  dividends  will be paid as the cash becomes  available.  Through
  December 31, 2001, Southern Ohio Coal Company will continue to receive a stream of income under the terms of the coal supply agreement and will pay dividends to its parent, Ohio Power Company from those earnings.

                                                             FINANCIAL STATEMENTS
                                                                           PAGE 2

                                                     SOUTHERN OHIO COAL COMPANY
                                                            BALANCE SHEET
                                                          December 31, 1998
                                                           (in thousands)
                                                            Pro Forma
                                                Per Books  Adjustments  Pro Forma
CAPITALIZATION AND LIABILITIES

SHAREOWNER'S EQUITY:
  Common Stock. . . . . . . . . . . . . . . . .   $      5                $      5
  Paid-in Capital . . . . . . . . . . . . . . .     44,689   $(15,807)      28,882
  Retained Earnings . . . . . . . . . . . . . .     23,338                  23,338
                                                  --------   --------     --------

          TOTAL SHAREOWNER'S EQUITY . . . . . .     68,032    (15,807)      52,225
                                                  --------   --------     --------

LONG-TERM DEBT. . . . . . . . . . . . . . . . .     55,042                  55,042
                                                  --------                --------

OTHER NONCURRENT LIABILITIES:
  Obligations Under Capital Leases. . . . . . .     26,838                  26,838
  Worker's Compensation Claims. . . . . . . . .      6,350                   6,350
  Postretirement Benefits Other Than Pensions .     37,984                  37,984
  Other . . . . . . . . . . . . . . . . . . . .     29,512                  29,512
                                                  --------                --------

          TOTAL OTHER NONCURRENT LIABILITIES. .    100,684                 100,684
                                                  --------                --------

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year. . . . . .     10,903                  10,903
  Short-term Debt . . . . . . . . . . . . . . .      6,000                   6,000
  Accounts Payable:
    General . . . . . . . . . . . . . . . . . .      8,343                   8,343
    Affiliated Companies. . . . . . . . . . . .      2,834                   2,834
  Interest Accrued. . . . . . . . . . . . . . .        798                     798
  Accrued Vacation Pay. . . . . . . . . . . . .      3,555                   3,555
  Workers' Compensation Claims. . . . . . . . .      7,704                   7,704
  Obligations Under Capital Leases. . . . . . .     13,945                  13,945
  Other . . . . . . . . . . . . . . . . . . . .      5,035                   5,035
                                                  --------                --------

          TOTAL CURRENT LIABILITIES . . . . . .     59,117                  59,117
                                                  --------                --------

DEFERRED INCOME TAXES . . . . . . . . . . . . .     15,837                  15,837
                                                  --------                --------

DEFERRED CREDITS. . . . . . . . . . . . . . . .      1,362                   1,362
                                                  --------   --------     --------

            TOTAL . . . . . . . . . . . . . . .   $300,074   $(15,807)    $284,267
                                                  ========   ========     ========

The Pro Forma Adjustments are shown on Page 3 of these Financial Statements.

                                                             FINANCIAL STATEMENTS
                                                                           PAGE 3

                                                     SOUTHERN OHIO COAL COMPANY
                                                            BALANCE SHEET
                                                          December 31, 1998
                                                        PRO FORMA ADJUSTMENTS
                                                               Debit       Credit
                                                                 (in thousands)
1) Paid-in Capital                                             $15,807
     Cash and Cash Equivalents                                             $15,807

   To record the proposed repayment of capital surplus through December 31, 2001 as the cash becomes available.

                                                      FINANCIAL STATEMENTS
                                                                   PAGE 3A

                                                     SOUTHERN OHIO COAL COMPANY
                                                         STATEMENT OF INCOME
                                                Twelve Months Ended December 31, 1998
                                                        PRO FORMA ADJUSTMENTS

                                                                Increase
                                                               (Decrease)
                                                             (in thousands)
Operating Revenues                                              $(2,556)

Federal Income Taxes                                               (895)



To reflect the pro forma changes in operating revenues associated with the proposed transaction and the related federal income tax effect.

                                                             FINANCIAL STATEMENTS
                                                                           PAGE 4

                                                     SOUTHERN OHIO COAL COMPANY
                                                         STATEMENT OF INCOME
                                                Twelve Months Ended December 31, 1998
                                                           (in thousands)
                                                            Pro Forma
                                                Per Books  Adjustments  Pro Forma
OPERATING REVENUES. . . . . . . . . . . . . . .  $227,523   $(2,556)     $224,967

OPERATING EXPENSES:
  Other Operation . . . . . . . . . . . . . . .   131,489                 131,489
  Maintenance . . . . . . . . . . . . . . . . .    54,565                  54,565
  Depreciation, Depletion and Amortization. . .    19,643                  19,643
  Taxes Other Than Federal Income Taxes . . . .    12,114                  12,114
  Federal Income Taxes. . . . . . . . . . . . .     5,973      (895)        5,078
                                                 --------   -------      --------

      TOTAL OPERATING EXPENSES. . . . . . . . .   223,784      (895)      222,889
                                                 --------   -------      --------

OPERATING INCOME. . . . . . . . . . . . . . . .     3,739    (1,661)        2,078

NONOPERATING INCOME . . . . . . . . . . . . . .       750                     750
                                                 --------   -------      --------

INCOME BEFORE INTEREST CHARGES. . . . . . . . .     4,489    (1,661)        2,828

INTEREST CHARGES. . . . . . . . . . . . . . . .     2,836                   2,836
                                                 --------   -------      --------

NET INCOME (LOSS) . . . . . . . . . . . . . . .  $  1,653   $(1,661)     $     (8)
                                                 ========   =======      ========

The Pro Forma Adjustments are shown on Page 3A of these Financial Statements.

                                                           FINANCIAL STATEMENTS
                                                                          PAGE 5

                                                     SOUTHERN OHIO COAL COMPANY
                                                   STATEMENT OF RETAINED EARNINGS
                                                TWELVE MONTHS ENDED December 31, 1998
                                                           (in thousands)




BALANCE AT BEGINNING OF PERIOD. . . . . . . . . . . . . . . . . . .    $23,335

NET INCOME. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,653

CASH DIVIDENDS DECLARED . . . . . . . . . . . . . . . . . . . . . .      1,650
                                                                       -------

BALANCE AT END OF PERIOD. . . . . . . . . . . . . . . . . . . . . .    $23,338
                                                                       =======

                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 6
                                                         OHIO POWER COMPANY
                                                            BALANCE SHEET
                                                          December 31, 1998
                                                             (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
ASSETS

ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . .  $2,646,597               $2,646,597
  Transmission . . . . . . . . . . . . . . . . .     838,742                  838,742
  Distribution . . . . . . . . . . . . . . . . .     949,085                  949,085
  General. . . . . . . . . . . . . . . . . . . .     218,637                  218,637
  Construction Work in Progress. . . . . . . . .     126,579                  126,579
                                                  ----------               ----------
          Total Electric Utility Plant . . . . .   4,779,640                4,779,640
  Accumulated Depreciation and Amortization. . .   2,144,206                2,144,206
                                                  ----------               ----------

          NET ELECTRIC UTILITY PLANT . . . . . .   2,635,434                2,635,434
                                                  ----------               ----------


OTHER PROPERTY AND INVESTMENTS*. . . . . . . . .     187,030   $(15,807)      171,223
                                                  ----------   --------    ----------


CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . .      22,580     15,807        38,387
  Accounts Receivable (net). . . . . . . . . . .     306,006                  306,006
  Fuel . . . . . . . . . . . . . . . . . . . . .      92,929                   92,929
  Materials and Supplies . . . . . . . . . . . .      65,406                   65,406
  Accrued Utility Revenues . . . . . . . . . . .      43,501                   43,501
  Energy Marketing and Trading Contracts . . . .      19,790                   19,790
  Prepayments. . . . . . . . . . . . . . . . . .      33,440                   33,440
                                                  ----------   --------    ----------

          TOTAL CURRENT ASSETS . . . . . . . . .     583,652     15,807       599,459
                                                  ----------   --------    ----------


REGULATORY ASSETS. . . . . . . . . . . . . . . .     513,794                  513,794
                                                  ----------   --------    ----------


DEFERRED CHARGES . . . . . . . . . . . . . . . .      98,098                   98,098
                                                  ----------   --------    ----------


            TOTAL. . . . . . . . . . . . . . . .  $4,018,008   $   -       $4,018,008
                                                  ----------   ========    ==========

*Includes Investments in Subsidiaries of $68,228,000 Per Books and $52,421,000 Pro
 Forma.

The Pro Forma Adjustments are shown on Page 8 of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 7
                                                         OHIO POWER COMPANY
                                                            BALANCE SHEET
                                                          December 31, 1998
                                                             (UNAUDITED)
                                                               Pro Forma
                                                  Per Books   Adjustments   Pro Forma
                                                             (in thousands)
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 40,000,000 Shares
    Outstanding - 27,952,473 Shares. . . . . . .  $  321,201               $  321,201
  Paid-in Capital. . . . . . . . . . . . . . . .     462,335                  462,335
  Retained Earnings. . . . . . . . . . . . . . .     587,500                  587,500
                                                  ----------               ----------
       Total Common Shareholder's Equity . . . .   1,371,036                1,371,036
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . .      17,370                   17,370
    Subject to Mandatory Redemption. . . . . . .      11,850                   11,850
  Long-term Debt . . . . . . . . . . . . . . . .   1,011,842                1,011,842
                                                  ----------               ----------
       TOTAL CAPITALIZATION. . . . . . . . . . .   2,412,098                2,412,098
                                                  ----------               ----------

OTHER NONCURRENT LIABILITIES . . . . . . . . . .     117,261                  117,261
                                                  ----------               ----------

CURRENT LIABILITIES:
  Short-term Debt. . . . . . . . . . . . . . . .     123,005                  123,005
  Accounts Payable . . . . . . . . . . . . . . .     233,917                  233,917
  Taxes Accrued. . . . . . . . . . . . . . . . .     159,481                  159,481
  Interest Accrued . . . . . . . . . . . . . . .      13,389                   13,389
  Obligations Under Capital Leases . . . . . . .      13,436                   13,436
  Energy Marketing and Trading Contracts . . . .      22,480                   22,480
  Other. . . . . . . . . . . . . . . . . . . . .      70,993                   70,993
                                                  ----------               ----------

       TOTAL CURRENT LIABILITIES . . . . . . . .     636,701                  636,701
                                                  ----------               ----------

DEFERRED INCOME TAXES. . . . . . . . . . . . . .     750,816                  750,816
                                                  ----------               ----------

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . .      39,296                   39,296
                                                  ----------               ----------

DEFERRED CREDITS . . . . . . . . . . . . . . . .      61,836                   61,836
                                                  ----------    --------   ----------

          TOTAL. . . . . . . . . . . . . . . . .  $4,018,008    $   -      $4,018,008
                                                  ==========    ========   ==========

The Pro Forma Adjustments are shown on Page 8 of these Financial Statements.

                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 8
                                                         OHIO POWER COMPANY
                                                            BALANCE SHEET
                                                          December 31, 1998
                                                        PRO FORMA ADJUSTMENTS
                                                                    Debit     Credit
                                                                     (in thousands)
1) Cash and Cash Equivalents                                        $15,807
     Other Property and Investments -
       Investments in Subsidiaries                                            $15,807

   To record the return of invested capital by Southern Ohio Coal Co. through December 31, 2001 as the cash becomes available.

                                                                  FINANCIAL STATEMENTS
                                                                               PAGE 8A
                                                         OHIO POWER COMPANY
                                                         STATEMENT OF INCOME
                                                TWELVE MONTHS ENDED DECEMBER 31, 1998
                                                        PRO FORMA ADJUSTMENTS
                                                                       Increase
                                                                      (Decrease)
                                                                    (in thousands)
Operating Revenues                                          =           $(2,556)

Fuel Expense                                                =            (2,556)

Nonoperating Income - Equity in Earnings
  of Subsidiary Companies                                   =            (1,661)



To reflect the pro forma effects on fuel recovery revenues and fuel expense and the pro forma changes in equity in earnings of the subsidiary company associated with the proposed transactions.


                                                                  FINANCIAL STATEMENTS
                                                                                PAGE 9
                                                         OHIO POWER COMPANY
                                                         STATEMENT OF INCOME
                                                TWELVE MONTHS ENDED DECEMBER 31, 1998
                                                             (UNAUDITED)
                                                             Pro Forma
                                              Per Books     Adjustments     Pro Forma
                                                           (in thousands)
OPERATING REVENUES . . . . . . . . . . . . .  $2,115,000      $(2,556)      $2,112,444

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . . . .     752,962       (2,556)         750,406
  Purchased Power. . . . . . . . . . . . . .     150,733                       150,733
  Other Operation. . . . . . . . . . . . . .     353,194                       353,194
  Maintenance. . . . . . . . . . . . . . . .     139,611                       139,611
  Depreciation and Amortization. . . . . . .     144,493                       144,493
  Taxes Other Than Federal Income Taxes. . .     169,353                       169,353
  Federal Income Taxes . . . . . . . . . . .     117,131                       117,131
                                              ----------      -------       ----------

          TOTAL OPERATING EXPENSES . . . . .   1,827,477       (2,556)       1,824,921
                                              ----------      -------       ----------

OPERATING INCOME . . . . . . . . . . . . . .     287,523         -             287,523

NONOPERATING LOSS. . . . . . . . . . . . . .        (207)      (1,661)          (1,868)
                                              ----------      -------       ----------

INCOME BEFORE INTEREST CHARGES . . . . . . .     287,316       (1,661)         285,655

INTEREST CHARGES . . . . . . . . . . . . . .      77,391                        77,391
                                              ----------      -------       ----------

NET INCOME . . . . . . . . . . . . . . . . .     209,925       (1,661)         208,264

PREFERRED STOCK DIVIDEND REQUIREMENTS. . . .       1,474                         1,474
                                              ----------      -------       ----------

EARNINGS APPLICABLE TO COMMON STOCK. . . . .  $  208,451      $(1,661)      $  206,790
                                              ----------      =======       ==========


The common  stock of the  Company is wholly  owned by  American  Electric  Power
Company, Inc.

The Pro Forma Adjustments are shown on Page 8A of these Financial Statements.

                                                                   FINANCIAL STATEMENTS
                                                                                PAGE 10
                                                         OHIO POWER COMPANY
                                                   STATEMENT OF RETAINED EARNINGS
                                                TWELVE MONTHS ENDED DECEMBER 31, 1998
                                                             (UNAUDITED)
                                                                 (in thousands)
BALANCE AT BEGINNING OF PERIOD . . . . . . . . . . . . . . . .      $590,151

NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . . .       209,925

DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . . . . . . . . . . . . .       211,101
    Cumulative Preferred Stock . . . . . . . . . . . . . . . .         1,475
                                                                    --------

BALANCE AT END OF PERIOD . . . . . . . . . . . . . . . . . . .      $587,500
                                                                    --------

                                                                 FINANCIAL STATEMENTS
                                                                              PAGE 11

                                   AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                                     C0NSOLIDATED BALANCE SHEET
                                                          DECEMBER 31, 1998
                                                           (in thousands)
                                                                Pro Forma
                                                   Per Books   Adjustments  Pro Forma
ASSETS

ELECTRIC UTILITY PLANT:
  Production. . . . . . . . . . . . . . . . . . .  $ 9,591,211             $ 9,591,211
  Transmission. . . . . . . . . . . . . . . . . .    3,570,717               3,570,717
  Distribution. . . . . . . . . . . . . . . . . .    4,779,772               4,779,772
  General
    (including mining assets & nuclear fuel). . .    1,641,676               1,641,676
  Construction Work In Progress . . . . . . . . .      562,891                 562,891
                                                   -----------             -----------
          Total Electric Utility Plant. . . . . .   20,146,267              20,146,267
  Accumulated Depreciation
    and Amortization. . . . . . . . . . . . . . .    8,416,397               8,416,397
                                                   -----------             -----------

          NET ELECTRIC UTILITY PLANT. . . . . . .   11,729,870              11,729,870
                                                   -----------             -----------

OTHER PLANT . . . . . . . . . . . . . . . . . . .      841,451                 841,451
                                                   -----------             -----------

OTHER PROPERTY AND INVESTMENTS. . . . . . . . . .    2,515,103               2,515,103
                                                   -----------             -----------

CURRENT ASSETS:
  Cash and Cash Equivalents . . . . . . . . . . .      172,985                 172,985
  Accounts Receivable . . . . . . . . . . . . . .      918,165                 918,165
  Allowance for Uncollectible Accounts. . . . . .      (11,075)                (11,075)
  Fuel. . . . . . . . . . . . . . . . . . . . . .      215,699                 215,699
  Materials and Supplies. . . . . . . . . . . . .      279,823                 279,823
  Accrued Utility Revenues. . . . . . . . . . . .      186,006                 186,006
  Energy Marketing and Trading Contracts. . . . .      372,380                 372,380
  Prepayments and Other . . . . . . . . . . . . .       83,686                  83,686
                                                   -----------             -----------

          TOTAL CURRENT ASSETS. . . . . . . . . .    2,217,669               2,217,669
                                                   -----------             -----------

REGULATORY ASSETS . . . . . . . . . . . . . . . .    1,846,718               1,846,718
                                                   -----------             -----------

DEFERRED CHARGES. . . . . . . . . . . . . . . . .      332,391                 332,391
                                                   -----------   -------   -----------

            TOTAL . . . . . . . . . . . . . . . .  $19,483,202   $  -      $19,483,202
                                                   ===========   =======   ===========

The Pro Forma Adjustments are shown on Page 13 of these Financial Statements.

                                                                 FINANCIAL STATEMENTS
                                                                              PAGE 12
                                   AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                                     C0NSOLIDATED BALANCE SHEET
                                                          DECEMBER 31, 1998
                                                           (in thousands)
                                                                Pro Forma
                                                   Per Books   Adjustments  Pro Forma
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common Stock. . . . . . . . . . . . . . . . . .  $ 1,305,307             $ 1,305,307
  Paid-in Capital . . . . . . . . . . . . . . . .    1,852,912               1,852,912
  Retained Earnings . . . . . . . . . . . . . . .    1,683,561               1,683,561
                                                   -----------             -----------
          Total Common Shareholders' Equity . . .    4,841,780               4,841,780
  Cumulative Preferred Stocks of Subsidiaries:
    Not Subject to Mandatory Redemption . . . . .       46,002                  46,002
    Subject to Mandatory Redemption . . . . . . .      127,605                 127,605
  Long-term Debt. . . . . . . . . . . . . . . . .    6,799,641               6,799,641
                                                   -----------             -----------
          TOTAL CAPITALIZATION. . . . . . . . . .   11,815,028              11,815,028
                                                   -----------             -----------

OTHER NONCURRENT LIABILITIES. . . . . . . . . . .    1,428,968               1,428,968
                                                   -----------             -----------

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year. . . . . . .      206,476                 206,476
  Short-term Debt . . . . . . . . . . . . . . . .      616,604                 616,604
  Accounts Payable. . . . . . . . . . . . . . . .      618,019                 618,019
  Taxes Accrued . . . . . . . . . . . . . . . . .      381,905                 381,905
  Interest Accrued. . . . . . . . . . . . . . . .       75,184                  75,184
  Obligations Under Capital Leases. . . . . . . .       81,661                  81,661
  Energy Marketing and Trading Contracts. . . . .      360,248                 360,248
  Other . . . . . . . . . . . . . . . . . . . . .      461,540                 461,540
                                                   -----------             -----------

          TOTAL CURRENT LIABILITIES . . . . . . .    2,801,637               2,801,637
                                                   -----------             -----------

DEFERRED INCOME TAXES . . . . . . . . . . . . . .    2,601,402               2,601,402
                                                   -----------             -----------

DEFERRED INVESTMENT TAX CREDITS . . . . . . . . .      350,946                 350,946
                                                   -----------             -----------

DEFERRED GAIN ON SALE AND LEASEBACK -
  ROCKPORT PLANT UNIT 2 . . . . . . . . . . . . .      222,042                 222,042
                                                   -----------             -----------

DEFERRED CREDITS. . . . . . . . . . . . . . . . .      263,179                 263,179
                                                   -----------   -------   -----------

            TOTAL . . . . . . . . . . . . . . . .  $19,483,202   $  -      $19,483,202
                                                   ===========   =======   ===========

The Pro Forma Adjustments are shown on Page 13 of these Financial Statements.

                                                          FINANCIAL STATEMENTS
                                                                       PAGE 13

                AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                           C0NSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                              PRO FORMA ADJUSTMENTS


The proposed transactions has no effect on the consolidated balance sheet as it is between affiliates and would be eliminated in consolidation.

                                                                FINANCIAL STATEMENTS
                                                                            PAGE 13A

                                   AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                                  C0NSOLIDATED STATEMENT OF INCOME
                                                Twelve Months Ended December 31, 1998
                                                        PRO FORMA ADJUSTMENTS
                                                                  Increase
                                                                 (Decrease)
                                                               (in thousands)
Operating Revenues                                                $(2,556)

Federal Income Taxes                                                 (895)



To reflect the pro forma changes in operating revenues associated with the proposed transaction and the related federal income tax effect.

                                                                 FINANCIAL STATEMENTS
                                                                              PAGE 14

                                   AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                                  CONSOLIDATED STATEMENT OF INCOME
                                                Twelve Months Ended December 31, 1998
                                              (in thousands, except per share amounts)

                                                                Pro Forma
                                                   Per Books   Adjustments  Pro Forma
OPERATING REVENUES. . . . . . . . . . . . . . . .   $6,345,902   $(2,556)   $6,343,346

OPERATING EXPENSES:
  Fuel. . . . . . . . . . . . . . . . . . . . . .    1,717,177               1,717,177
  Purchased Power . . . . . . . . . . . . . . . .      436,388                 436,388
  Other Operation . . . . . . . . . . . . . . . .    1,303,084               1,303,084
  Maintenance . . . . . . . . . . . . . . . . . .      542,935                 542,935
  Depreciation and Amortization . . . . . . . . .      579,997                 579,997
  Taxes Other Than Federal Income Taxes . . . . .      493,386                 493,386
  Federal Income Taxes. . . . . . . . . . . . . .      316,201      (895)      315,306
                                                    ----------   -------    ----------
      TOTAL OPERATING EXPENSES. . . . . . . . . .    5,389,168      (895)    5,388,273
                                                    ----------   -------    ----------

OPERATING INCOME  . . . . . . . . . . . . . . . .      956,734    (1,661)      955,073

NONOPERATING INCOME . . . . . . . . . . . . . . .        9,463                   9,463
                                                    ----------   -------    ----------

INCOME BEFORE INTEREST CHARGES
  AND PREFERRED DIVIDENDS . . . . . . . . . . . .      966,197    (1,661)      964,536

INTEREST CHARGES. . . . . . . . . . . . . . . . .      419,088                 419,088

PREFERRED STOCK DIVIDEND
  REQUIREMENTS OF SUBSIDIARIES. . . . . . . . . .       10,926                  10,926
                                                    ----------   -------    ----------

NET INCOME . . . . . . . . . . . .  . . . . . . .   $  536,183   $(1,661)   $  534,522
                                                    ==========   =======    ==========

AVERAGE NUMBER OF SHARES OUTSTANDING. . . . . . .      190,774                 190,774
                                                       =======                 =======

EARNINGS PER SHARE. . . . . . . . . . . . . . . .        $2.81                   $2.80
                                                         =====                   =====

CASH DIVIDENDS PAID PER SHARE . . . . . . . . . .        $2.40                   $2.40
                                                         =====                   =====

The Pro Forma Adjustments are shown on Page 13A of these Financial Statements.

                                                                FINANCIAL STATEMENTS
                                                                             PAGE 15

                                   AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                             CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                                                TWELVE MONTHS ENDED DECEMBER 31, 1998
                                                           (in thousands)

  BALANCE AT BEGINNING OF PERIOD. . . . . . . . . . . . . . . . . . . .  $1,605,017
  NET INCOME. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     536,183

  DEDUCTIONS:
    Cash Dividends Declared . . . . . . . . . . . . . . . . . . . . . .     457,638
    Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
                                                                         ----------

  BALANCE AT END OF PERIOD. . . . . . . . . . . . . . . . . . . . . . .  $1,683,561
                                                                         ==========